SCHEDULE 14C AND 14F

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                    SCHEDULE 14C AND SCHEDULE 14F INFORMATION

        Information Statement Pursuant to Section 14(c) and Section 14(f) of the Securities Exchange Act of 1934 (Amendment No. )

|X|   Preliminary Information Statement
|_|   Confidential, for use of the Commission only (as permitted by Rule
      14c-5(d)(2)
|_|   Definitive Information Statement

                           WIN-GATE EQUITY GROUP, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
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      (1)   Title of each class of securities to which transactions applies.


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      (2)   Aggregate number of securities to which transaction applies.


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined).


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      (4)   Proposed maximum aggregate value of transaction:


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      (5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:


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      (2)   Form, Schedule or Registration Statement No.:


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      (4)   Date Filed:


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

                           WIN-GATE EQUITY GROUP, INC.
                     100 N. BISCAYNE BOULEVARD, SUITE 2500
                              MIAMI, FLORIDA 33132

                               ------------------

             NOTICE OF 2000 ANNUAL MEETING OF WIN-GATE SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 2000

To the Win-Gate Equity Group, Inc. Shareholders:

The 2000 annual meeting of Win-Gate Equity Group, Inc. Shareholders will be held on November 17, 2000, at 10:00 a.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299. The purposes of the meeting are to:

      o Elect three directors to serve until the next annual shareholders' meeting,

      o Change our corporate name from Win-Gate Equity Group, Inc. to Globaltron Corporation,

      o     Increase the number of shares of authorized our stock from

                  -20 million shares of Common Stock to 100 million shares of Common Stock, and
                  -five million shares of Preferred Stock to 20 million shares of Preferred Stock,

      o     Adopt the 2000 Win-Gate Stock Incentive Plan, and

      o     Ratify Grant Thornton LLP as our Independent Certified Public
            Accountants.

                                         By Order of the Board of Directors


                                         /s/ Gary D. Morgan

                                         Gary D. Morgan
                                         Chairman of the Board of Directors

Miami, Florida
October 26, 2000

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                           WIN-GATE EQUITY GROUP, INC.
                     100 N. BISCAYNE BOULEVARD, SUITE 2500
                              MIAMI, FLORIDA 33132

                               ------------------

               INFORMATION STATEMENT WIN-GATE EQUITY GROUP, INC.'S
                  2000 ANNUAL MEETING OF WIN-GATE SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 2000

  NO VOTE OR OTHER ACTION OF WIN-GATE'S SHAREHOLDERS IS REQUIRED IN CONNECTION
    WITH THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement contains information about the 2000 Annual Meeting of the Shareholders of Win-Gate Equity Group, Inc., a Florida corporation ("Win-Gate"), to be held on November 17, 2000 at 10:00 a.m. local time at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036-8299. This Information Statement is being mailed on or about October 26, 2000 to those persons who were Win-Gate shareholders as of October 16, 2000 (the "Record Date"). Win-Gate's Common Stock is currently our only outstanding class. At the Annual Meeting, shareholders will vote on the following five proposals (the "Proposals"):

1.    To elect three Directors to Win-Gate's Board of Directors;

2. To amend Win-Gate's Articles of Incorporation to change our corporate name from Win-Gate Equity Group, Inc. to Globaltron Corporation;

3. To amend Win-Gate's Articles of Incorporation to change our capitalization from

      a. 20 million shares of Common Stock to 100 million shares of Common Stock, and

      b. five million shares of Preferred Stock to 20 million shares of Preferred Stock;

4.    To adopt the 2000 Win-Gate Equity Group Stock Incentive Plan; and

5. To ratify the appointment of Grant Thornton LLP as our Independent Certified Public Accountants.

Who May Vote at the Annual Meeting?

Only shareholders of record at the close of business on October 16, 2000 may vote at the meeting.

How Many Shares of Win-Gate Common Stock were Outstanding as of the Record Date?

As of October 16, 2000, our Record Date, 19,136,702 shares of Win-Gate Common Stock were issued and outstanding. Each share of Common Stock owned entitles the holder to one vote.

What Vote Is Required to Approve Each of the Proposals?

Pursuant to

      o Win-Gate's Bylaws, a plurality of the outstanding shares of voting capital stock entitled to vote is required to elect Directors to Win-Gate's Board

      o Florida Statute Section 607.1003, a majority of the outstanding shares of voting capital stock entitled to vote is required to

            --amend our Articles of Incorporation to change

                  -our corporate name from Win-Gate Equity Group, Inc. to
                   Globaltron Corporation; and

                  -our capitalization from

                  20 million shares of Common Stock to 100 million shares of Common Stock, and five million shares of Preferred Stock to 20 million shares of Preferred Stock;

            --adopt the 2000 Win-Gate Stock Incentive Plan, and

            --ratify Grant Thornton LLP as our Independent Certified Public
              Accountants.

When is this Information Statement Being Sent?

The date on which this Information Statement is intended to be sent to the Shareholders is on or about October 26, 2000. We are required to send this Information Statement at least 20 calendar days prior to the earliest date in which the corporate action may be taken. We expect that each of the Proposals will be effective on or about November 17, 2000 which is the date of our Annual Meeting.

Why Isn't Win-Gate Required to Solicit Votes for the Proposals?

In order to eliminate the costs and management time involved in holding a special meeting and effect each of the Proposals as early as possible, to accomplish Win-Gate's purposes as we describe below, our Board of Directors has approved and recommended each of the Proposals and a majority in interest of Win-Gate Shareholders have voted by written consent to approve each of the Proposals. The written consent will be effective as of the date of the Annual Meeting.

How Many Shares are Currently Required to Effect the Written Consent

9,578,352 shares of our Common Stock, which represents a majority in interest of our outstanding Common Stock as of the Record Date, is required to effect a written consent.

As of the Record Date, approximately nine Shareholders (the "Consenting Shareholders") holding, in the aggregate, 12,044,000 shares of Common Stock (which represents approximately 62.9% of Win-Gate's outstanding Common Stock as of the Record Date) have executed a written consent in favor of each of the Proposals that will be effective 20 days following the mailing of this Information Statement. The Consenting Shareholders include, among others, Gary Morgan, our Chairman of the Board, Gary P. Stukes, our President, and Alvaro Davila Pena, our Vice-President and Chief Operating officer of Latin American Operations and a Win-Gate Director.

When Will Each of the Proposals Become Effective?

Under federal securities laws, none of the Proposals are effective until at least 20 days after mailing this Information Statement (November 17, 2000) which is also the date of the Annual Meeting.

Proposal No. 1 (to Elect Directors), Proposal No. 4 (to Adopt the 2000 Win-Gate Stock Incentive Plan) and Proposal No. 5 (to Ratify the Appointment of Grant Thornton LLP as our Independent Certified Public Accountants) will become effective on or about November 17, 2000, which is approximately 20 days after the mailing of this Information Statement, the date the written consent of a majority interest of Win-Gate shareholders approving each of these Proposals will be effective, and the date of our Annual Meeting.

Proposal No. 2 (to Change our Corporate Name) and Proposal No. 3 (to Increase our Authorized Shares) will become effective upon our filing Articles of Amendment to Win-Gate's Articles of Incorporation with the Secretary of State of Florida. This will occur on or about November 17, 2000, which is the date of our Annual Meeting and is also the date the written consent of a majority in interest of Win-Gate shareholders approving each of these Proposals will be effective.

      No additional action is required by our Shareholders in connection with the amendments to Win-Gate's Articles of Incorporation to change our corporate name, to increase the number of authorized shares of Common Stock and Preferred Stock, or adopt the 2000 Win-Gate Stock Incentive Plan. However, Section 14(c) of the Exchange Act requires the mailing to our Shareholders of the information set forth in this Information Statement at least twenty days prior to the earliest date on which the corporate action may be taken.

What Benefits Will Our Directors Receive By Recommending Each of the Proposals?

Because our directors, along with our executive officers, currently hold approximately 24.2% of Win-Gate's outstanding Common Stock, our management currently can generally approve most shareholder proposals without seeking additional votes from other Win-Gate shareholders. Our directors and executive officers have a fiduciary obligation to vote in our Shareholders' best interests. However, a vote "for" any of the Proposals by a majority of our directors where certain members of our management may receive personal benefits does not negate the vote so long as any interested director discloses that he or she could benefit financially, nor participates in discussions, or votes on matters where that director may personally benefit.

On October 2, 2000, the members of our Board of Directors adopted each of the Proposals. Our Board of Directors does not believe that any of the Proposals will personally benefit any Director.

How Will Our Shareholders Know When the Proposals are Effective?

Inasmuch as Win-Gate will have provided this Information Statement to our Shareholders of record, we will notify our Shareholders of the effective dates of each of the Proposals described in this Information Statement when we distribute our next Annual Report on Form 10-KSB or our Quarterly Report on Form 10-QSB. No additional action will be undertaken pursuant to the written consents, and no dissenters' rights under the Florida Law are afforded to Win-Gate Shareholders as a result of adopting any of the Proposals.

Who will Pay for the Costs Associated with this Information Statement?

Win-Gate will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Win-Gate will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Win-Gate's Common Stock.

Where are Our Executive Offices Located?

Our principal executive offices are located at 100 N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132 and our telephone number is (305) 371-3300.

                      OUTSTANDING VOTING STOCK OF WIN-GATE

The following table shows, as of October 16, 2000, the Common Stock owned beneficially by (i) each of our Executive Officers, (ii) each of our current Directors and each "Nominee for Director", (iii) all Executive Officers and Directors as a group, and (iv) each person known by us to be the "beneficial owner" of more than five percent of our Common Stock. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Common Stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share the power to vote the stock, or sell it) the right to acquire it within 60 days. Except as disclosed in the footnotes below, each of the Executive Officers, Directors and Nominees for Directors listed have sole voting and investment power over his shares. As of October 16, 2000, there were 19,136,702 shares of Common Stock issued and outstanding and approximately 395 holders of record. Proposal No. 3 discusses the specific terms of our Common Stock and our "blank check" Preferred Stock.

                                                                                                Shares          Percentage
                                                                                             Beneficially      Beneficially
Name(1)                                  Current Title                                          Owned             Owned
Gary D. Morgan(2)(3)                     Chairman of the Board of Directors                   4,000,000           20.9%

Kevin P. Fitzgerald(3)(4)                Chief Executive Officer and Nominee for Director       192,000             **

Gary D. Stukes                           President and Chief Operating Officer                  275,000            1.4%

David Walsh(5)                           Vice President of Finance of Globaltron                250,000            1.3%

Alvaro Davila Pena (3)(6)                President and Chief Operating officer of Latin         100,000             **
                                         American Operations, Director

Roman Fisher(7)                          Director                                                 -0-              -0-

All Executive Officers, Directors and                                                         4,817,000           24.6%
Nominees for Directors as a group
(six persons)

Oriental Allied Holdings(8)                                                                   1,000,000            5.2%

Tremaine Trading Co.(9)                                                                       4,294,000           22.4%

-------------
*Less than 1%.

(1) Except as described in the following notes, the address for each of Win-Gate's Directors, Executive Officers and Nominees for Directors is 100
      N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132.

(2) As an inducement for GNB Bank of Panama to lend Win-Gate $5.0 million plus interest, pursuant to a letter dated February 29, 2000 (the "February Letter Agreement") from Gary D. Morgan, Win-Gate's Chief Executive Officer and Chairman of the Board, to GNB Bank, Mr. Morgan agreed to the following:

            (a) Through February 29, 2003, he would not sell, exchange or transfer any or all of his Win-Gate Common Stock, other than in the event of a merger, consolidation or sale of assets, or other reorganization,

            (b) After February 29, 2003, if and to the extent he transfers all or part of his Common Stock, GNB Bank has tag-along rights on any Common Stock sold or transferred by Mr. Morgan, on the same terms and conditions,

            (c) To vote his Common Stock in favor of GNB Bank's designees nominated to serve as one member of Win-Gate's Board of Directors, and

            (d) Will not vote his Common Stock without GNB Bank's permission regarding certain corporate actions.

      If Mr. Morgan does not vote his shares according to Nos. (c) or (d) above, then in addition to other rights and remedies that are available to GNB Bank, Mr. Morgan will appoint GNB Bank as his irrevocable proxy.

      GNB Bank has advised Win-Gate that as Mr. Morgan's proxy, it would have voted in favor of each of the Proposals described in this Information Statement.

(3)   Will be standing for re-election.

(4) Represents options to purchase up to 192,000 shares at $5.50 per share through October 1, 2010.

(5) Represents the right to purchase up to 250,000 shares at $.01 per share within sixty days upon the happening of certain events.

(6)   Mr. Pena's address is Carrera 23, #94-33, Bogota, Colombia.

(7)   Will not be standing for re-election.

(8) The address is c/o Trident Trust Company, King's Court, Bay Street, Nassau, Bahamas, Attention: Mr. Peter Waller.

(9)   The address is c/o Proskauer Rose LLP, 1585 Broadway, New York, New York.

Legal Proceedings

Neither Win-Gate nor any of its subsidiaries is a party to any pending, or to the best of its knowledge, any threatened legal proceedings.

                                 PROPOSAL NO. 1:

TO ELECT THREE DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

                                   MANAGEMENT

Below are our Executive Officers, Directors and Nominees for Director as of October 16, 2000:

         Name               Age       Position
--------------------------------------------------------------------------------

Gary D. Morgan              43        Chairman of the Board of Directors

Kevin P. Fitzgerald         44        Chief Executive Officer and Nominee for
                                      Director

Gary P. Stukes              46        President and Chief Operating Officer

Alvaro Davila Pena          36        Vice President and Chief Operating Officer
                                      of Latin American Operations, Director

David Walsh                 53        Vice President of Finance of Globaltron

Roman Fisher                53        Director

GARY D. MORGAN has been our Chairman of the Board since January 2000 and served as our Chief Executive Officer from January 2000 to October 2, 2000. Mr. Morgan has 22 years of experience in the telecommunications industry. From February 1999 to October 2, 2000, Mr. Morgan was the Chief Executive Officer and since February 1999, he has been the Chairman of the Board of Globaltron Communications Corporation, which became a wholly-owned subsidiary of Win-Gate in January 2000. Mr. Morgan founded Pointe Communications Corporation, a telecommunications company, in May 1998 where he served as the President and Chief Operating Officer until February 1999. From January 1997 to February 1998, Mr. Morgan was the Vice President of U.S. West - Lucent Technologies (NYSE:LU). From January 1988 to December 1996, Mr. Morgan was the Vice President of RBOCS Markets of Siemens Corporation. Mr. Morgan holds a Bachelor of Science in Business Administration from Western Carolina University.

KEVIN P. FITZGERALD has served as our Chief Executive Officer since October 2, 2000. Mr. Fitzgerald was the President, CEO and a Director of NEFF Corporation (NYSE: NFF), one of the largest equipment rental companies in the United States from July 1995 to June 2000. He has been a Director of Sullair from 1998 through 1999, one of the largest equipment rental companies in Argentina and Supercanal, Argentina's third-largest cable TV provider. Mr. Fitzgerald also serves on the Boards of Latin Broadband Group, a fixed wireless provider in Argentina, the Board of Geoworks Corporation (Nasdaq: GWRX), a wireless technology company and TeleServices Group, a telecommunications interconnect company. From 1991 to July 1995, he was a Senior Vice President for the investment banking firm of Houlihan Lokey Howard and Zukin. Mr. Fitzgerald holds an M.B.A. in Finance from Fordham University and a B.S. in Electrical Engineering from Carnegie Mellon University.

GARY P. STUKES has been our President and Chief Operating Officer since January 2000. From July 1998 to December 1999, Mr. Stukes was the Senior Vice President of Totaled Covista Communications (NMS:TELU), a telecommunications company. From June 1997 to July 1998, Mr. Stukes was the Regional Vice President of Primus Corporation (Nasdaq:PRTL), a telecommunications company. From May 1996 to June 1997, Mr. Stukes was a consultant to Starting Communications, Ltd., a financial services company. From May 1993 to May 1996, Mr. Stukes was the President of Results Oriented Associates, Inc., a business consulting company. Mr. Stukes holds a Bachelor of Science in Marketing from the University of Bridgeport, a Bachelor of Science from Jersey City State College and an MBA from Fairleigh Dickinson University.

ALVARO DAVILA PENA has served as our Vice President and Chief Operating Officer of Latin American Operations since January 2000, and has served as a member of our Board of Directors since August 18, 2000. From February 1999 to present, Mr. Davila has been a partner in and a member of the Board of Directors of Davila Avocados LIDA, a law firm located in Bogota, Colombia. From March 1995 to January 1999, Mr. Davila was a partner and a member of the Board of Directors of Gomez Davila Associates, a law firm located in Bogota, Colombia. Mr. Davila was a partner and a member of the Board of Directors of Graphic Production Systems, a digital printing company from June 1999 until present. Mr. Davila was a member of the Board of Directors of Nueva Television de Colombia, a television news broadcasting company from August 1997 until March 1998. In addition, Mr. Davila served as a member of the Assessment Committee of the Communication Law Specialization program of the Javeriana University in Bogota, Colombia from March 1995 to present. Mr. Davila holds a law degree from Universidad Colegio Mayor de Nuestra Senora del Rosario.

DAVID WALSH has served as the Vice President of Finance of Globaltron since August 1999. From August 1998 until August 1999, Mr. Walsh worked with Greengold International, a management consulting firm. From August 1995 to August 1998, Mr. Walsh was an Executive Vice President of Corporate Express, a services and distribution company, and was responsible for business consolidations of six acquired companies, four systems implementations, as well as alpha site development of prototype warehouse management systems and processes. From June 1992 to February 1994, Mr. Walsh was the Vice President of Finance and Administration for Gold Coast Beverage, a beverage distributor company and was a part of a management team that acquired the third largest beverage distributor in the United States. Mr. Walsh is published in Coors Brewing Priority Magazine. Mr. Walsh received his undergraduate degree from Northern Illinois University, holds a Masters of Accountancy from the University of Houston and is a licensed Certified Public Accountant.

ROMAN FISHER was the President of Win-Gate from May 1999 to January 2000, has been a member of its Board of Directors since May 1999 and has been a member of the Board of Directors of Globaltron since January 2000. Since December 1998, Mr. Fisher has been the Executive Vice President of Bork Consulting Corporation, a financial consulting company. From January 1993 to December 1999, Mr.

Fisher was the Vice President of Crystal River MRI, Inc., a diagnostic imaging company. From September 1996 to December 1998, Mr. Fisher was the Executive Vice President of Metropolitan Health Networks (OTCBB:MDPA), a medical practice management company. From September 1996 to December 1998, Mr. Fisher was the Chief Operating Officer of MRI Scan Center, a diagnostic imaging company. From February 1985 to September 1997, Mr. Fisher was the Director of Administration of Magnetic Imaging Systems I, Ltd., a diagnostic imaging company. From February 1985 to January 1992, Mr. Fisher was the Executive Vice President of Medical Diagnostic Services, a diagnostic imaging company. From January 1990 to December 1991, Mr. Fisher was the Vice President of Prolease, Inc., an equipment leasing company. Mr. Fisher studied at the George Washington University in Washington, D.C., received his LL.M. degree in International Law from the University of Basel in Switzerland and a Masters of Science degree in Counseling Psychology from Nova University.

NOMINEE FOR DIRECTORS

Each Director is elected at Win-Gate's Annual Meeting of Shareholders and holds office until the next Annual Meeting of shareholders, or until the successors are elected and qualified. At present, our bylaws provide for not less than one nor more than nine Directors. Currently, we have five members on our Board. The bylaws permit the Board of Directors to fill any vacancy and such director may serve until the next Annual Meeting of Shareholders or until his successor is elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contracts, at the discretion of the Board. There are no family relations among any of our executive officers or directors. Our officers devote full time to the business of Win-Gate and/or our subsidiaries.

                COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors currently does not have any committees, however, after appointing the New Directors, the Board intends to form a Compensation Committee, an Audit Committee and a Nominating Committee.

The function of the Compensation Committee will be to approve the salaries, bonuses and other forms of compensation of Win-Gate's senior executives, review transactions between Win-Gate and its affiliates, including any associates of affiliates and administer the 2000 Win-Gate Equity Group Stock Incentive Plan (the "Plan").

The Audit Committee will review the planned scope and results of audits, consider any recommendations the auditors may make with respect to Win-Gate's internal controls and procedures, oversee any responses made to such recommendations and review certain filings with the SEC. Win-Gate also intends to adopt a formal written charter specifying

      o     the scope of the Audit Committee's responsibilities,
      o     the means by which it carries out those responsibilities,
      o     the outside auditor's accountability to the Board and Audit
            Committee, and
      o the Audit Committee's responsibility to oversee the independence of the outside auditor.

The Nominating Committee will be responsible for selecting those individuals who will stand for election to our Board of Directors and will consider all reasonable comments from Shareholders regarding proposed nominees for Directors as well as nominations for Board members recommended by Shareholders. To date, the Nominating Committee has no formal procedures for submitting comments or recommendations and has accepted both written and oral comments as well as names of proposed nominees prior to the filing of a definitive Proxy Statement or Information Statement, as applicable. Typically, once a recommendation has been received, the Committee will undertake due diligence, will discuss the comments or the proposed nominee with the Shareholder submitting such proposal and, if applicable, will meet with the proposed nominee before making a final determination as to whether to recommend the proposed individual as a nominee to the entire Board of Directors to stand for election to the Board of Directors. Similarly, the Committee members will personally discuss comments regarding proposed nominees with those Shareholders submitting the comments. To date, our Board of Directors has been performing these duties.

Win-Gate's Board of Directors met eight times during the fiscal year ended March 31, 2000. All directors then in office attended 100% of the meetings of the Board held during the fiscal year ended March 31, 2000.

        SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our Executive Officers, Directors and 10% Shareholders to file reports regarding initial ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. Executive Officers, Directors and 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16 forms they file. Our information regarding compliance with Section 16 is based solely on a review of the copies of such reports furnished to us by our Executive Officers, Directors and 10% Shareholders. These forms include (i) Form 3, which is the Initial Statement of Beneficial Ownership of Securities, (ii) Form 4, which is a Statement of Changes in Beneficial Ownership, and (iii) Form 5, which is an Annual Statement of Changes in Beneficial Ownership.

Based solely on Win-Gate's review of these reports furnished to it or written representations that no other reports were required, Win-Gate believes that all
Section 16(a) filing requirements were complied with during the year ended March 31, 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain summary information for the fiscal year ended March 31, 2000 concerning the compensation awarded to, earned by, or paid to (1) those persons serving as Chief Executive Officer during fiscal year 2000,
(2) the other four most highly compensated executive officers serving as such as of March 31, 2000 receiving an annual salary and bonus of $100,000 or more, and
(3) up to two additional individuals who served as an executive officer during fiscal year 2000, but who were not executive officers at March 31, 2000, but who received an annual salary and bonus of $100,000 or more. We refer to these individuals as our "Named Executive Officers."

       Summary Compensation Table For the Fiscal Year Ended March 31, 2000

                                                                                  Long-Term Compensation
                                                                                 ------------------------------------
                                          Annual Compensation                            Awards            Payouts
                                          ---------------------------------------------------------------------------
                                                                                 Restricted
                                                                 Other Annual       Stock                     LTIP        All Other
Name and Principal Position        Year     Salary    Bonus($)  Compensation($)   Awards($)   Options/SARs  Payouts($)  Compensation
------------------------------------------------------------------------------------------------------------------------------------
Gary D. Morgan,                    2000     $60,000     -0-          -0-             -0-           -0-          -0-          -0-
Chairman and Chief
Executive Officer(1)

Debra Janssen,                     2000       -0-       -0-          -0-             -0-           -0-          -0-          -0-
Former Chairman and                1999       -0-       -0-          -0-             -0-           -0-          -0-          -0-
Chief Executive Officer(2)         1998       -0-       -0-          -0-             -0-           -0-          -0-          -0-

Roman Fisher                       2000       -0-       -0-          -0-             -0-           -0-          -0-          -0-
Former Chairman and
Chief Executive Officer(3)

James Cooney,                      2000     $75,000     -0-       40,000(5)          -0-           -0-          -0-          -0-
Vice President and
General Counsel, Globaltron(4)

Gary P. Stukes,                    2000    $276,000     (6)          -0-             -0-           -0-          -0-          (7)
President and Chief
Operating Officer

(1) Mr. Morgan served as our Chief Executive Officer from January 2000 until October 2, 2000. He still serves as our Chairman of the Board of Directors.

(2)   Ms. Janssen resigned as Chairman and Chief Executive Officer on May 12,
      1999.

(3) Mr. Fisher became the Chief Executive Officer on May 12, 1999 and resigned in January 2000.

(4) Mr. Cooney ceased being the General Counsel of Globaltron on May 17, 2000 and he died in August 2000.

(5) Pursuant to a termination agreement dated May 17, 2000, an outstanding debt of $40,000 was forgiven.

(6) Includes a bonus of 2% of the excess of the ending market cap over beginning market cap of $150,000,000, based on the average closing price of Win-Gate's Common Stock for the last 20 trading days of year 2000. For years after 2000, the base for market cap is the first 20 days of the trading year and the last 20 trading days of calendar year 2000. This bonus structure continues through December 31, 2002. Through September 11, 2000, no bonus payments have been paid to Mr. Stukes.

(7) Mr. Stukes received incentive warrants for up to 500,000 shares of Common Stock, exercisable in amounts up to 166,666 shares per year based upon defined revenue and EBITDA performance goals. The purchase price for shares granted under this program is $1.00 per share.

Stock Option Grants in Last Fiscal Year

During the fiscal year ended March 31, 2000, the following options were granted to the following Named Executive Officers.

                                                  Individual Grants
------------------------------------------------------------------------------------------------------------------------
                                Number of Securities        Percent of Total
                                 Underlying Options/      Options/SARs Granted        Exercise or
             Name                 SARs Granted ($)     to Employees in Fiscal Year  Base Price ($SH)   Expiration Date
------------------------------------------------------------------------------------------------------------------------
Gary P. Stukes,                      500,000 (1)                  100%                $1.00/share      December 1, 2007
President, Chief Operating Officer

(1) The warrants were granted to Mr. Stukes pursuant to his employment agreement, up to one third of which may vest on December 31, 2000, up to an additional one-third on December 31, 2001, and the final one-third on December 31, 2002. The vesting schedule is based upon defined revenue and EBITDA performance goals. Once vested, the warrants are exercisable for a period of three years.

Other than the warrants granted to Mr. Stukes, Win-Gate issued an option in November 1999 to an employee for 50,000 shares at an exercise price of $5.00 per share. Half the option vests on November 15, 2000 and the remaining vest on November 15, 2001. Additionally, pursuant to Kevin P. Fitzgerald's employment agreement, Win-Gate granted him options to purchase up to 960,000 shares of Common Stock at $5.50 per share (the fair market value) through October 1, 2010, of which 192,000 vested on October 2, 2000 and options to purchase up to an additional 192,000 shares will vest on each six month anniversary thereafter (for a total of 960,000 options). Furthermore, there are options to purchase up to an additional 41,000 shares to six company employees.

Proposal No. 4 describes the 2000 Win-Gate Stock Incentive Plan that has been approved by our Board of Directors and will be adopted and ratified by a majority in interest of our Shareholders pursuant to a written consent. Once the Plan is effective, Win-Gate has agreed to issue options to acquire an aggregate of approximately 985,000 shares to certain of our designated employees, including Mr. Fitzgerald. It is also anticipated that additional options will be issued from time to time under the Plan.

Option Exercises and Year End Values

The following table provides information on options exercised in the fiscal year ended March 31, 2000 by the persons named in the "Summary Compensation Table" above, the number of unexercised options each of them held at March 31, 2000 and the value of the unexercised "in-the-money" options each of them held as of that date.

                                                         Number of Securities         Value of Unexercised
                                                        Underlying Unexercised            In-the-money
                      Shares                           Options/SAR at FY-End (#)     Options/SARs at FY-End
     Name            Acquired        Value Realized    Exercisable/Unexercisable               ($)
                  on Exercise (#)         ($)                                       Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------
Gary P. Stukes          --                 --                   500,000                        (1)

(1) The warrants were granted to Mr. Stukes pursuant to his employment agreement and are exercisable one-third on December 31, 2000; one-third on December 31, 2001; and one-third on December 31, 2002 based upon defined revenue and EBITDA performance goals.

                            COMPENSATION OF DIRECTORS

Directors currently receive no fees or remuneration for acting in their capacities as Win-Gate Directors.

                      EMPLOYMENT AND CONSULTING AGREEMENTS

Kevin P. Fitzgerald. Effective October 2, 2000, Win-Gate entered into an employment agreement with Kevin P. Fitzgerald, our Chief Executive Officer and a nominee for Director. The agreement terminates on September 2, 2002 and is automatically renewable for additional one-year terms unless either party gives the other notice of non-extension in writing at least ninety days prior to the end of the then current term. Pursuant to such employment agreement, Mr. Fitzgerald is to receive an annual base salary of $300,000. The agreement also provides that Mr. Fitzgerald is entitled to receive all normal Company benefits and reimbursement for reasonable out-of-pocket expenses incurred in connection with Company business. Additionally, the agreement provides for a bonus in our Board's discretion. The agreement also provides that Mr. Fitzgerald is entitled to receive options for up to 960,000 shares of our Common Stock, exercisable at $5.50 per share through October 1, 2010, which options vest in 192,000 increments every six months; provided that Mr. Fitzgerald is employed as our CEO pursuant to the agreement. He is also subject to confidentiality, nonsolicitation and noncompetition provisions. At no time may he divulge any confidential information concerning our business or trade secrets.

Additionally, during his employment and for one year thereafter, Mr. Fitzgerald may not

      o solicit or divert from us the telecommunications services of any person or entity for which we provided telecommunications services at any time during the period of 12 months immediately preceding the time of such solicitation or diversion and with whom Mr. Fitzgerald has significant contact, or solicit or induce any person employed by us to leave such employment, or

      o engage in the same line of business.

In the event of a change of control of Win-Gate (as defined in the employment agreement), and we terminate Mr. Fitzgerald's employment, we will pay Mr. Fitzgerald his base salary then in effect for the remaining term of the agreement (together with such benefits as Mr. Fitzgerald would be entitled to during that time).

Gary Stukes. Globaltron executed an employment agreement dated December 31, 1999 with Gary Stukes, our President. The agreement terminates on December 31, 2002 and is automatically renewable for additional one-year terms unless either party gives the other notice of non-extension in writing at least ninety days prior to the end of the then current term. Pursuant to such employment agreement, Mr. Stukes is to receive an annual base salary of $276,000 for the portion of the year ending December 31, 2000. The annual base salary for each additional calendar year shall be increased by 7.5% over the base salary of the prior year. The agreement also provides that Mr. Stukes is entitled to receive all normal Company benefits, reimbursement for reasonable out-of-pocket expenses incurred in connection with Company business and use of a premium class automobile. Additionally, the agreement provides for a bonus based upon growth in our public market capitalization ("market cap") equivalent to 2% of the excess of ending market cap (as defined in the employment agreement) over the beginning market cap (as defined in the employment agreement) for a 3-year period ending December 31, 2002. The agreement also provides that Mr. Stukes is entitled to receive incentive warrants for up to 500,000 shares of our Common Stock, exercisable in increments over a 3-year period, for attainment of specified revenue and EBITDA goals. Pursuant to the employment agreement, Mr. Stukes is subject to confidentiality, nonsolicitation and noncompetition provisions. At no time may he divulge any confidential information concerning our business or trade secrets.

Additionally, during his employment and for one year thereafter, Mr. Stukes may not

      o solicit or divert from us the telecommunications services of any person or entity for which we provided telecommunications services at any time during the period of 12 months immediately preceding the time of such solicitation or diversion and with whom Mr. Stukes has significant contact, or solicit or induce any person employed by us to leave such employment, or

      o engage in the same line of business.

In consideration for the foregoing covenant not to solicit and not to compete, we will pay Mr. Stukes a consulting fee (based on his same rate of pay as set forth above) for one year following the termination of his employment. In the event of a change of control of Win-Gate (as defined in the employment agreement), and we terminate Mr. Stukes' employment, we will pay Mr. Stukes his base salary then in effect for the remaining term of the agreement (together with such benefits as Mr. Stukes would be entitled to during that time), and Mr. Stukes would remain eligible to receive the market cap bonus attributable to calendar years up to and including the year of termination and to exercise the incentive warrants granted.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On January 21, 2000, Win-Gate completed a transaction with all of the shareholders of Globaltron Communications Corporation (GCC). Pursuant to the Agreement, Win-Gate acquired all of the issued and outstanding shares of GCC and GCC has become a wholly-owned subsidiary of Win-Gate. As consideration for the GCC shares, Win-Gate issued an aggregate of approximately 13.3 million shares of Win-Gate's Common Stock to the former GCC shareholders. Prior to the transaction,

      o Gary D. Morgan, Win-Gate's current Chief Executive Officer and Chairman of the Board, owned approximately 55% of GCC's shares,

      o David Walsh, GCC's Vice President of Finance, owned 4.3% of GCC's outstanding shares, and

      o Gary P. Stukes, Win-Gate's President and Chief Operating Officer, owned 1.8% of GCC's outstanding shares.

Other than the transaction described above, Win-Gate is not aware of any existing arrangements which may result in a change of control of Win-Gate.

Alvaro Davila Pena, Vice President and Chief Operating Officer of Latin American Operations and a Director of Win-Gate, is an attorney and partner in the law firm of Davila Davila Asociados LTDA in Bogota, Colombia. Mr. Pena and his law firm perform certain legal services on Win-Gate's behalf. The fees for these legal services are invoiced at the firm's normal and customary rates. Mr. Davila is also reimbursed for all out-of-pocket expenses incurred in connection with his performing legal services for us. As of July 31, 2000, the total amount invoiced from the law firm to Win-Gate and its affiliates was $169,270.00

What is Our Board of Directors' Recommendation?

    OUR BOARD OF DIRECTORS HAS NOMINATED THE SLATE OF DIRECTORS TO WIN-GATE'S
        BOARD AND HAS RECOMMENDED A VOTE "FOR" ELECTING THREE ADDITIONAL DIRECTORS TO SERVE UNTIL WIN-GATE'S NEXT ANNUAL MEETING OF ITS SHAREHOLDERS
        OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND QUALIFIED.

                                 PROPOSAL NO. 2

     TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME FROM WIN-GATE
                  EQUITY GROUP, INC. TO GLOBALTRON CORPORATION.

Background

Our Board of Directors unanimously adopted and the Consenting Shareholders have approved amending Win-Gate's Articles of Incorporation to change our corporate name from "Win-Gate Equity Group, Inc." to "Globaltron Corporation." The text of this Amendment is attached as Appendix A.

Reasons for Changing Our Corporate Name.

Our Board of Directors believes that by changing our corporate name to that of its principal operating subsidiary, Globaltron, the corporate name, will help to promote our public recognition and more accurately reflect our business focus in international telecommunications industry as a competitive multi-national carrier.

What are the Effects on Win-Gate Shareholders With Regard to the Amendment
Change?

It will not be necessary for you to surrender your share certificates upon approval of the proposed name change. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the name "Globaltron Corporation." will be issued. Additionally, our Common Stock will continue to trade under the symbol "WGEG", however we intend to change our symbol to one that is associated with our new name. Because our Common Stock currently trades on the OTC Bulletin Board, we do not have a choice in selecting our new symbol, but it is chosen for us by the OTC.

What Does Our Board of Directors Recommend?

        OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE "FOR" CHANGING OUR
                   CORPORATE NAME TO GLOBALTRON CORPORATION.

                                 PROPOSAL NO. 3

      TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

            (A) COMMON STOCK FROM 20 MILLION TO 100 MILLION, AND

            (B) PREFERRED STOCK FROM FIVE MILLION TO 20 MILLION.

Background

Our Board of Directors has unanimously adopted and the Consenting Shareholders have approved an amendment to Win-Gate's Articles of Incorporation to increase the authorized shares of

      o Common Stock from 20 million shares to 100 million shares, and
      o Preferred Stock, par value $.001, from five million shares to 20 million shares.

The text of this Amendment is attached as Appendix A to this Information Statement.

Current Number of Authorized Common Shares and Shares Required to be Reserved

As of the Record Date, 19,136,702 shares of Common Stock were outstanding, and no shares of Preferred Stock were outstanding. Additionally, Win-Gate may issue up to approximately

      o an additional 1,551,000 shares of Common Stock reserved for issuance pursuant to the exercise of stock options and warrants, and

      o an additional 3,000,000 shares of Common Stock reserved for issuance under the 2000 Stock Incentive Plan.

This number of shares does not include the number of shares that may be issued upon conversion of the loan agreement with GNB Bank Panama, S.A. described below.

Reasons for Authorizing Additional Shares of Common Stock.

By increasing our authorized shares of Common Stock and Preferred Stock, we will have more than a sufficient number of shares to meet our current obligations. As is demonstrated above, we currently do not have a sufficient number of shares of Common Stock to meet our obligations. This means that we have no stock available for future actions, including future fund-raising activities or acquisitions.

In March 2000, Win-Gate entered into a $5.0 million loan agreement with GNB Bank Panama, S.A., as lender, and GCC, Win-Gate's wholly-owned subsidiary, as guarantor, which loan agreement was modified in September 2000. The terms of the Loan Agreement, as amended, provide that the promissory note may be converted into approximately 500,000 shares of Win-Gate Common Stock at a future date upon the happening of certain events. Additionally, Win-Gate is actively seeking equity capital. As such, Win-Gate's Board of Directors believes that it is Win-Gate's best interest to authorize additional shares of its Common Stock for possible future issuances.

Increasing our number of authorized shares will also allow our Board flexibility to act promptly in issuing stock to meet our future business needs, may which include:

      o Paying existing creditors,
      o Financing transactions to improve our financial and business position,
      o Stock splits or stock dividends,
      o Acquisitions and mergers,

      o Recruiting employees and executives,
      o Employee benefit plans, and
      o Other proper business purposes.

However, we cannot make any assurances, nor can the Board predict, what effect, if any, the proposed increase in the number of authorized shares of Common Stock and Preferred Stock will have on the market price of our Common Stock.

If additional shares are readily available, our Board of Directors will be able to act quickly without spending the time and incurring the expense of soliciting proxies and holding additional shareholders' meetings. The Board, however, may issue additional shares of Common Stock and Preferred Stock without action on the part of the shareholders only if the action is permissible under Florida law, and only if the rules of the exchange on which the Common Stock is listed permit those issuances. There are no additional costs or expenses due to the State of Florida, where we are incorporated, as a result of the increase in authorized shares, other than the costs associated with the filing of an Amendment to our Articles of Incorporation.

Moreover, the additional authorized shares of Common Stock and Preferred Stock may be used to discourage persons from attempting to gain control of Win-Gate by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board of Directors in opposing a takeover bid or a solicitation in opposition to management. These shares could also be used by the Board of Directors in a public or a private sale, merger or similar transaction by increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of Win-Gate. We are not currently aware of any effort to obtain control of Win-Gate and have no plans to use the new shares for purposes of discouraging any such effort. Issuing any additional shares of our Common Stock or possibly our Preferred Stock would dilute our current Shareholders' interests in Win-Gate. However, in addition to the Loan Agreement with GNB Bank, Win-Gate has entered into two non-binding letters of intent with two different entities if each of the parties agree and the transactions close, Win-Gate will issue additional Common Stock as part of the proposed transactions.

An Overview of Our Common Stock

The following summarizes the rights of holders of our Common Stock:

      o Each holder of shares of Common Stock is entitled to one vote per share on all matters to be voted on by our Shareholders generally, including the election of directors;

      o There are no cumulative voting rights;

      o The holders of our Common Stock are entitled to dividends and other distributions as may be declared from time to time by the Board of Directors out of funds legally available for that purpose, if any;

      o upon our liquidation, dissolution or winding up, the holders of shares of Common Stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and the payment of the liquidation preference of any outstanding preferred stock; and

      o The holders of Common Stock have no preemptive or other subscription rights to purchase shares of our stock, and are not entitled to the benefits of any redemption or sinking fund provisions.

An Overview of Our Preferred Stock

Our Articles of Incorporation authorize our Board of Directors to create and issue one or more series of preferred stock and determine the rights and preferences of each series within the limits set forth in our Articles of Incorporation and applicable law. Among other rights, without further vote or action by our shareholders, the Board of Directors may determine:

      o The number of shares constituting the series and the distinctive designation of the series;

      o The dividend rate on the shares of the series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series;

      o Whether the series will have voting rights in addition to the voting rights provided by law and, if so, the terms of the voting rights;

      o Whether the series will have conversion privileges and, if so, the terms and conditions of conversion;

      o Whether or not the shares of the series will be redeemable or exchangeable, and, if so, the dates, terms and conditions of redemption or exchange, as the case may be;

      o Whether the series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of the sinking fund; and

      o The rights and liquidation value of the shares of the series in the event of our voluntary or involuntary liquidation, dissolution or winding up and the relative rights or priority, if any, of payment of shares of the series.

Unless our Board of Directors provides otherwise, the shares of all series of Preferred Stock will rank on a parity with respect to the payment of dividends and to the distribution of assets upon liquidation. We have no present intent to issue any additional series of Preferred Stock.

What are the Effects on Win-Gate Shareholders With Regard to this Amendment Change?

It will not be necessary for you to surrender your share certificates upon approval of the proposed increase in the number of authorized shares. Rather, when share certificates are presented for transfer or other reasons, new share certificates bearing the new amount of authorized shares will be set on the certificates.

What Does Our Board of Directors Recommend?

       OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE "FOR" INCREASING OUR AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES AND OUR PREFERRED
                           STOCK TO 20,000,000 SHARES.

                                 PROPOSAL NO. 4

                 TO ADOPT THE 2000 WIN-GATE STOCK INCENTIVE PLAN

Why has Our Board of Directors Recommended that the Shareholders Adopt the Plan?

Our Board of Directors believes that the proposed 2000 Win-Gate Stock Incentive Plan (the "Plan") satisfies Win-Gate's objective of enhancing our profitability and value for the benefit of our shareholders by enabling us to offer eligible employees, consultants and non-employee directors of Win-Gate and its affiliates stock-based incentives in Win-Gate. We believe that this will help to create a means to raise the level of stock ownership by these individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and our shareholders.

Effective October 2, 2000 the Board of Directors adopted the 2000 Win-Gate Stock Incentive Plan (the "Plan") and effective as of November 17, 2000 the Consenting Shareholders will have approved the Plan.

The key provisions of the Plan are summarized below. The complete text of the Plan is attached to this Proxy Statement as Appendix B. Please refer to the Appendix for a complete statement of the Plan's provisions.

How Many Shares of Common Stock Will Be Available under the Plan?

Under the Plan, we may grant non-qualified stock options ("NQSOs") and incentive stock options ("ISOs") to purchase shares of Common Stock, and restricted stock (collectively, the "Awards"). The aggregate maximum number of shares for which Awards may be issued under the Plan will be 3,000,000 shares of Win-Gate Common Stock. The Plan does provide for equitable adjustment of the number of shares subject to the Plan and the number of shares of each subsequent award of stock and of the unexercised portion of the stock option award described below in the event of a change in the capitalization of Win-Gate due to a stock split, stock dividend recapitalization, merger or similar event. Other than with regard to ISOs the number of shares that may be delivered under the Plan will be determined after giving effect to the use by a participant of the right, if granted, to cause Win-Gate to withhold from the shares of common stock otherwise deliverable to him or her upon the exercise of an Award for shares of Common Stock in payment of all or a portion of his or her withholding obligation arising from such exercise.

Who Will Currently Be Our Plan Administrators and What Will the Plan Administrators Do?

The authority to control and manage the operation and administration of the Plan is vested in a Committee appointed by the Board of Directors from time to time. The Committee will consist of the members of our Board of Directors.

The Committee has discretion

      o to determine the types, terms and conditions of all Awards, including

            - exercise price or purchase price (if any),
            - performance goals, and
            - other earn-out and/or vesting contingencies and acceleration provisions,

      o to adopt, alter or repeal administrative rules, guidelines and practices (including special guidelines for non-U.S. employees),

      o to delegate administrative responsibilities,

      o to construe and interpret the terms of the Plan and any agreements evidencing Awards granted.

Who is Eligible to Participate in the Plan?

The Committee, in its sole discretion, may grant stock options and restricted stock to employees and consultants of Win-Gate, its subsidiary corporations or parent corporations. Participants will be selected on the basis of demonstrated ability to contribute substantially to Win-Gate. Our Board has authority to grant stock options to non-employee directors according to the Plan. All awards are subject to the terms of a written agreement between the participant and Win-Gate.

When Will the Plan Be Effective?

We expect that the Plan will be effective on or about November 17, 2000.

What Types of Awards May be Granted Under the Plan?

The awards granted under the Plan may be either ISOs, NQSOs or restricted stock awards. The maximum number of shares of Common Stock subject to any award of stock options or shares of Restricted Stock during any fiscal year is 1,000,000.

The vesting schedule for any option granted under the Plan, will be determined by the Board of Directors or the Committee and will be set forth in a specific option agreement. To the extent not exercised, installments will accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires. The Committee has the right to accelerate the exercisability of any option.

--ISOs

Stock options qualify as ISOs if they meet the requirements of Section 422 of the Internal Revenue Code. ISOs may only be granted to employees of Win-Gate and its affiliates and any person holding capital stock of Win-Gate or any affiliate possessing more than 10% of the total combined voting power of all classes of capital stock of Win-Gate or any affiliate will not be eligible to receive ISOs unless the exercise price per share is at least 110% of the fair market value of the stock on the date the option is granted. Each ISO granted pursuant to the Plan is exercisable, during the optionee's lifetime, only by the optionee or the optionee's guardian or legal representative.

--NQSOs

NQSOs may be granted to employees, to directors who are neither officers nor employees of our company, to consultants and to other persons who provide services to us and our affiliates. Stock options are NQSOs if they do not meet the requirements for ISOs.

--Restricted Stock

The Committee may grant shares of restricted stock, which is an award of shares of common stock that is subject to the attainment of pre-established performance goals and other conditions, restrictions and contingencies as the Committee determines. Awards of restricted stock may be granted solely to participants who are employees or consultants of Win-Gate, or any of its subsidiaries or parent corporations. Unless otherwise determined by the Committee at grant , each award of restricted Stock will provide that if the participant engages in detrimental activities (as defined in the Plan) prior to, or during the one year period after, any vesting of restricted Stock, the Committee may direct (at any times within two years thereafter) that all unvested Restricted Stock be immediately forfeited to Win-Gate and that the participant will pay Win-Gate an amount equal to the fair market value at the time of vesting of any restricted stock that has vested in the period referred to above. (This does not apply upon a Change of Control). The purchase price of the Restricted Stock will be fixed by the Committee.

Awards of restricted stock must be accepted within 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and paying whatever price (if any) the Committee designates. Additionally, recipients of restricted stock are required to enter into a restricted stock agreement which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time. A participant who receives an Award of restricted stock shall not have any rights with respect to such award of restricted stock, unless and until such participant has delivered a fully executed copy of a restricted stock award agreement and has otherwise complied with the applicable terms and conditions of such Award.

Awards of restricted stock may be intended to satisfy Section 162(m) of the Code. Under the Plan, an Award of restricted stock may be conditioned upon or subject to the attainment of performance goals. These performance goals will be based on one or more of the objective criteria with regard to Win-Gate (or any subsidiary corporation, parent corporation, division, or other operational unit of Win-Gate) as described in the Plan.

What is the Term of the Stock Options?

All options will lapse on the expiration of the option terms specified by the Committee in a certificate evidencing such option, but in no event will NQSOs or ISOs be exercisable after the expiration of 10 years from the date such option is granted (five years for participants who own more than 10% of the total combined voting power of all classes of the stock of Win-Gate, its subsidiary corporations or its parent corporations).

Generally, What is the Exercise Price for Stock Options?

The exercise price per share of Common Stock subject to an ISO or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of the shares of Common Stock at the time of grant. However, if an ISO is granted to a 10% Shareholder, the exercise price shall be no less than 110% of the fair market value of the Common Stock. The exercise price per share of Common Stock subject to a NQSO will be determined by the Committee.

What is the Maximum Grant?

To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of Win-Gate or any of its subsidiary or parent corporations exceeds $100,000, such options shall be treated as NQSOs. In addition, if an employee does not remain employed by Win-Gate, or any of its subsidiary or parent corporations at all times from the time an ISO is granted until three months prior to the date of exercise (or such other period as required by applicable law), such option shall be treated as a NQSO. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as ISOs, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of Win-Gate shareholders.

How Does An Optionholder Pay for the Shares Underlying the Options to be Exercised?

Payment of the purchase price is by (i) cash, (ii) check, or (iii) such other consideration as the Plan Administrators, in their sole discretion, determine and is consistent with the Plan's purpose and applicable law, or (iv) any combination of the foregoing.

What Rights Does the Recipient of a Restricted Stock Award Have?

Upon the award of Restricted Stock, the recipient has all rights of a shareholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote those shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender those shares.

Do Optionees Under the Plan Have Shareholder Rights?

Optionees do not have shareholder rights (e.g., right to vote and receive dividends) until they exercise their options and receive shares of Common Stock.

When Do the Stock Options Under the Plan Expire?

Each stock option expires and is no longer exercisable on the dates that the Plan administrators determine when the options are granted. Stock options can also be terminated under certain circumstances following a "Change of Control".

What Happens to the Options Under the Plan Upon a Change of Control?

According to our Plan, a "Change of Control" occurs if

      o We are dissolved or liquidated,

      o We reorganize, merge or consolidate with one or more corporations where we are not the surviving entity,

      o W liquidate or sell all of substantially all of our assets ro a person who owns at least 50% or more of the combined voting power of our outstanding voting securities, or

      o If a person becomes the beneficial owner of 50% or more of the combined voting power of our then outstanding securities (provided that if any person becomes the beneficial owner of such securities but does become entitled to the voting power of those securities, it does not constitute a Change of Control).

Upon a Change of Control, the Plan and any outstanding options will terminate unless we provide for the Plan to be assumed and continued with our options either assumed or replaced with substitute options covering the shares of a successor corporation. If no provision is made for Plan continuation, we will give all option holders advance written notice of the Change of Control, all options will become fully exercisable and the option holders will then have 30 days to exercise their options.

What Happens Under the Plan if There is a Change in Our Corporate Structure?

If our corporate structure changes or if our shares change (i.e., if we recapitalize, our stock splits, we consolidate, we undertake a rights offering, or we issue a stock dividend), our Plan Administrators will make appropriate adjustments to the number or class of shares which may be distributed under the Plan and the option price or other price of shares subject to the outstanding awards under the Plan in order to maintain the purpose of the original grant.

What about Grants to Non-Employee Directors?

Non-employee directors receive options to purchase 50,000 shares of Common Stock as of the date the non-employee Directors begins serving in that capacity. The exercise price for each option is the then fair market value of our Common Stock at the time of grant, exercisable for 10 years, 50% pf which vest on the date of grant and 50% vest on the first anniversary of the date of grant.

What are the Federal Income Tax Aspects of the Stock Options?

The following discussion of the federal income tax consequences of the granting and exercise of stock options under the Plan, and the sale of Common Stock acquired as a result thereof is based on an analysis of the Internal Revenue Code of 1986, as amended (the "Code"), existing laws, judicial decisions, and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, a participant may also be subject to state, local, estate and gift tax consequences, none of which is described below. This discussion is limited to the U.S. federal income tax consequences to individuals, who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

--ISOs.

Neither the grant nor, provided the holding periods described below are satisfied, the exercise of an ISO will result in taxable income, to a participant or a tax deduction for Win-Gate. However, for purposes of the alternative minimum tax, the excess of the fair market value of the shares acquired upon exercise of an ISO (determined at the time the option is exercised) and the exercise price for such shares will be considered part of the participant's income.

If the applicable holding periods described below are satisfied, the sale of shares of common stock purchased upon the exercise of an ISO will result in capital gain or loss to the participant and will not result in a tax deduction to Win-Gate. To receive the foregoing ISO tax treatment as to the shares acquired upon exercise of an ISO, a participant must hold such shares for at least two years following the date the ISO is granted and for one year following the date of the exercise of the ISO. In addition, a participant generally must be an employee of Win-Gate (or a subsidiary corporation or parent corporation of Win-Gate) at all times between the date of grant and the date three months before exercise of the option.

If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of an ISO that is equal to the lesser of

      o the fair market value of the shares on the date of exercise minus the exercise price, or
      o the amount realized on the disposition minus the exercise price,

will be treated as ordinary compensation income in the taxable year of the disposition of the shares, with any remaining gain being treated as capital gain. If the holding periods are not satisfied, Win-Gate will generally be entitled to a tax deduction equal to the amount of such ordinary income included in the participant's taxable income, subject to Section 162(m) of the Code.

--NQSOs.

No taxable income will be recognized by a participant at the time a NQSO is granted to him or her.

Ordinary compensation income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares purchased by the optionee over the exercise price for such shares. Other than with regard to non-employee directors, this ordinary compensation income will also constitute wages subject to income tax withholding under the Code and Win-Gate will require the participant to make suitable arrangements to ensure that the participant remits to Win-Gate an amount sufficient to satisfy all tax withholding requirements.

Win-Gate will generally be entitled to a deduction for federal income tax purposes at such time and in the same amount as the amount includable in the participant's ordinary income in connection with his or her exercise of a NQSO, subject to Section 162(m) of the Code described herein.

Upon a participant's subsequent sale or other disposition of shares purchased on exercise of a NQSO, the participant will recognize capital gain or loss (which may be short-term or long-term depending upon the participant's holding period) on the difference between the amount realized on such sale or other disposition and the participant's tax basis in the shares sold. The tax basis of the shares acquired upon the exercise of the option will be equal to the sum of the exercise price for such shares and the amount includable in the participant's income with respect to such exercise and acquisition of the shares.

--All Stock Options.

The following considerations may also apply to grants of NQSOs and/or ISOs:

      o Any officer and director of Win-Gate subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their stock options,

      o Any entitlement to a tax deduction on the part of Win-Gate is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), and

      o In the event that the exercisability or vesting of any stock option is accelerated because of a change in control, payments relating to the stock option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

In general, Section 162(m) of the Code does not allow a publicly held corporation like us, for federal income tax purposes, to deduct compensation in excess of $1.0 million per year per person to its Chief Executive Officer and the four other officers whose compensation is disclosed in its Proxy Statement or Information Statement, as applicable, subject to specific exceptions. Our Plan does not currently qualify for the exceptions and is therefore subject to the limitations of Section 162(m) of the Code.

Are Awards Under the Plan Assignable?

Options may not be sold, assigned, transferred, pledged or encumbered, except by will or by the laws of descent and distribution. An option may only be exercised by the optionee during his or her lifetime or his or her estate, for a period of time after the optionee's death.

How Can The Plan Be Amended or Terminated?

Generally, our Board of Directors or the Committee has the power to amend, terminate or suspend all or any portion of the Plan without shareholder approval. However, no amendment may impair an existing award or alter the rights of a recipient of options already granted under the Plan without the recipient's consent. Additionally, the Board of Directors may not, without further approval of Win-Gate's shareholders, according to Florida Law, solely to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) or 422 of the Code, or the rules of any applicable exchange:

      o Increase the aggregate number of shares of Common Stock that may be issued under this Plan,

      o Increase the maximum individual Participant limitations for a fiscal year,

      o Change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan,

      o Decrease the minimum option price of any Stock Option,

      o Extend the maximum Stock Option period,

      o Materially alter the Performance Criteria for the Award of Restricted Stock, or

      o Make any other amendment that would require shareholder approval under the rules of any exchange or system on which Win-Gate's securities are listed or traded.

Unless terminated by the Board of Directors earlier, the Plan shall terminate on the earlier of December 31, 2012 or ten years after the date the Plan is approved by Win-Gate's stockholders.

What is the Market Value of the Underlying Securities?

On October 16, 2000 the closing bid price for Win-Gate's Common Stock on the OTC Electronic Bulletin Board was $________.

How Many Awards Have Been Granted, Subject to Shareholder Approval?

As of October 16, 2000, options for the purchase of 985,000 shares were outstanding by two employees.

What are the Effects on Win-Gate Shareholders With Regard to the Plan?

Adopting the Plan will have no direct effect on our Shareholders. However, when options granted under the Plan are exercised, it will have a dilutive effect on our Shareholders.

What Does Our Board of Directors Recommend?

   OUR BOARD OF DIRECTORS HAS RECOMMENDED A VOTE "FOR" ADOPTING AND RATIFYING
                    THE 2000 WIN-GATE STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 5

       TO RATIFY OUR APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

Our Board of Directors has selected Grant Thornton LLP to serve as our independent Certified Public Accountants for the fiscal year ending March 31, 2001 and recommends to that our Shareholders vote for to ratify their appointment. Grant Thornton representatives are expected to be available by telephone at the Annual Shareholders Meeting and we expect that they will be available to respond to appropriate questions.

Effective May 28, 1999, Win-Gate replaced Millward & Co., with London Witte & Company, P.A., as its independent auditors when Millward & Co., Inc. declined to stand for re-election or appointment. Millward & Co.'s report on the financial statements since Win-Gate's inception did not contain any adverse opinion, any disclaimer of opinion, nor has any opinion been modified as to uncertainty, audit scope or accounting principles.

During Win-Gate's two fiscal years and subsequent interim periods preceding the change in independent auditors, the Company had no disagreements with Millward & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

On January 21, 2000, Win-Gate entered into and consummated a Stock Purchase agreement with all of the stockholders of Globaltron Communications Corporation ("Globaltron") whereby Win-Gate acquired all of the issued and outstanding shares of Globaltron and Globaltron became a wholly-owned subsidiary of the Company. For financial accounting purposes, Globaltron was deemed the surviving entity.

London Witte & company, P.A. acted as Win-Gate's independent auditors prior to the acquisition of Globaltron and ceased acting as such upon completing the Company's Annual report on Form 10-KSB for the year ended December 31, 1999. Grant Thornton LLP became Win-Gate's independent auditors on March 10, 2000. The decision to engage Grant Thornton and to terminate its relationship with London Witte subsequent to the Globaltron acquisition was recommended and approved by Win-Gate's Board of Directors.

The report of London Witte on Win-Gate's financial statements for the past two fiscal years ended December 31, 1998 and December 31, 1999 ("Prior Fiscal Years"), respectively did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Prior Fiscal years and the interim period, Win-Gate has had no disagreement with London Witte as to any mater of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Our Board of Directors approves appointing our auditors annually and subsequently submits ratifying the selection of Grant Thornton as our independent certified public accounts for the fiscal year ending March 31, 2001.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFYING THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT CERTIFIED PUBLIC
                                   ACCOUNTANTS

                                 OTHER BUSINESS

We know of no other business to be brought at the Annual Meeting.

                                  OTHER MATTERS

Shareholder Proposals

Any of our Shareholders wishing to include proposals in the proxy material in relation to the Annual Meeting of our Shareholders to be held in 2001 must submit the same in writing so as to be received at our executive offices on or before February 28, 2001. Such proposals must also meet the other requirements of the rules of the SEC relating to Shareholders' proposals.

If notice of a Shareholder proposal that has not been submitted to be included in our proxy statement is not received by us on or before September 10, 2000 or such date which is 45 days before the date this proxy is mailed, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. If notice of the proposal is timely served, the persons named in the enclosed form of proxy may not exercise their discretionary authority as to the proposal.

Other Information

We have included a copy of our Annual Report on Form 10-KSB/A for the Fiscal Year Ended March 31, 2000, filed August 25, 2000, as amended August 28, 2000 with this Information Statement to all Shareholders of record on the Record Date for the Annual Meeting. You may also obtain a copy of our Annual Report, and all other reports electronically filed by us via the Internet, by accessing the Securities and Exchange Commission's EDGAR website at www.sec.gov/edaux/searches.html.

                                        By Order Of the Board of Directors


                                        GARY D. MORGAN, JR.
                                        Chairman of the Board

Miami, Florida
October 26, 2000

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Win-Gate has duly caused this Information Statement to be signed on its behalf by the undersigned.

                                  By Order of the Board of Directors


                                  /s/ Gary D. Morgan
                                  --------------------------------------------
Dated: __________, 2000                Gary D. Morgan, Chairman of the Board of
                                       Directors of Win-Gate Equity Group, Inc.

                                   APPENDIX A

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                           WIN-GATE EQUITY GROUP, INC.

Win-Gate Equity Group, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Florida Business Corporation Act, does hereby certify:

      1. The current name of the corporation is Win-Gate Equity Group, Inc. The date of filing of its Articles of Incorporation with the Secretary of State was ___________, 2000.

      2. Article 1 of the Articles of Incorporation of the Corporation is hereby amended in its entirety as follows:

             The name of this Corporation shall be: GLOBALTRON CORPORATION

      3. Article IV of the Articles of Incorporation of the Corporation is hereby amended in its entirety as follows:

      This Corporation is authorized to issue and have outstanding at any time the maximum number of One Hundred Million (100,000,000) shares of Common Stock having a par value of $.001 per share, and Twenty Million (20,000,000) shares of Preferred Stock having a par value of $.001 per share. Series of the Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

      4. The amendments to the Articles of Incorporation of the Corporation set forth in the preceding paragraphs have been duly adopted in accordance with the Florida Business Corporation Act, on October 2, 2000, the Board of Directors of the Corporation having adopted resolutions setting forth such amendments, declaring their advisability, and directing that it be submitted to the shareholders of the Corporation for their approval; and that on November 17, 2000, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting having consented in writing to adopting such amendments.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Amendment on the _____ day of _______, 2000.

                                         WIN-GATE EQUITY GROUP, INC.


                                         By: ___________________________________

                                         Title: ________________________________

                                   APPENDIX B

                           --------------------------

                           WIN-GATE EQUITY GROUP, INC.

                              STOCK INCENTIVE PLAN

                           --------------------------

                                   SECTION I.

                                     PURPOSE

      The purpose of this Win-Gate Equity Group, Inc. Stock Incentive Plan is to enhance the Company's profitability and value for the benefit of its shareholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors of the Company and its Affiliates stock-based incentives in the Company, thereby creating a means to raise the level of stock ownership by such individuals in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's shareholders.

                                   SECTION II.

                                   DEFINITIONS

      For purposes of this Plan, the following terms shall have the following meanings:

      2.1 "Acquisition Events" has the meaning set forth in Section 4.2(d).

      2.2 "Affiliate" means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (d) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

      2.3 "Award" means any award under this Plan of a Stock Option or Restricted Stock.

      2.4 "Board" means the Company's Board of Directors.

      2.5 "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, misconduct, violation of any proprietary rights agreement, engaging in Detrimental Activity, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a Change in Control, such definition of "cause" shall not apply until a Change in Control actually takes place and then only with regard to a termination thereafter.

With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

      2.6 "Change in Control" has the meaning set forth in Article IX.

      2.7 "Change in Control Price"has the meaning set forth in Section 9.1(b).

      2.8 "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulations promulgated thereunder.

      2.9 "Committee" means (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee of the Board appointed from time to time by the Board, which committee shall be intended to consist of two or more Non-Employee Directors, each of whom shall be (i) to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3 and (ii) to the extent required by Section 162(m) of the Code, an "outside director" as defined under Section 162(m) of the Code and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

      2.10 "Common Stock" means the Company's common stock, $.001 par value per share, of the Company.

      2.11 "Company" means Win-Gate Equity Group, Inc., a Florida corporation, and its successors by operation of law.

      2.12 "Consultant" means any Person who is an advisor or consultant to the Company or its Affiliates.

      2.13 "Detrimental Activity" means (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, or (g) any other conduct or act determined by the Committee, in its sole discretion, to be injurious, detrimental or prejudicial to any interest of the Company or its Affiliates. Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one year period following the Participant's Termination. For purposes of subparagraphs (a), (c),
(c) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.

      2.14 "Disability" means with respect to a Participant's Termination, (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "disability" (or words of like import), total and permanent disability, as defined in Section 22(e)(3) of the Code, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or other similar agreement between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "disability" (or words of like import), disability as defined under such agreement at the time of the grant of the Award, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

      2.15 "Disparagement" means making comments, whether orally or in writing, or statements to the press, employees, consultants, vendors or customers of the Company or those of its Affiliates or to any other Person which is negative in nature or which could adversely affect: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products, services or business plans or prospects), or (b) the reputation or quality of the products or services of the Company or its Affiliates, or those of any of their employees, consultants, shareholders, directors or officers, past or present, or the manner in which any of them conducts their respective businesses.

      2.16 "Effective Date" means the effective date of this Plan as defined in
Section XIV.

      2.17 "Eligible Employee" means each employee of the Company or an Affiliate.

      2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

      2.19 "Fair Market Value" means, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any Treasury Regulations promulgated thereunder, as of any date, the last closing price reported for the Common Stock on the applicable date: 1. as reported by the principal national securities exchange in the United States on which it is then traded or The Nasdaq Stock Market, Inc. or 2. if not traded on any such national securities exchange or The Nasdaq Stock Market, Inc. as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; provided, that the Committee may modify the definition of Fair Market Value to reflect any changes in the trading practices of any exchange on which the Common Stock is listed or traded. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market, Inc. or any automated quotation system sponsored by the National Association of Securities Dealers, Inc., its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, for purposes of granting Incentive Stock Options, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under
Section 422 of the Code and the Treasury Regulations promulgated thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

      2.20 "Family Member" means, solely to the extent provided for in Securities Act Form S-8, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or as otherwise defined in Securities Act Form S-8.

      2.21 "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

      2.22 "Non-Employee Director" means a member of the Board of the Company who is not an active employee of the Company or an Affiliate.

      2.23 "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

            2.24 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

            2.25 "Participant" means any Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted under this Plan; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options pursuant to
Section XI.

            2.26 "Performance Criteria" has the meaning set forth in Exhibit A.

            2.27 "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.

            2.28 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

            2.29 "Plan" means this 2000 Win-Gate Equity Group, Inc. Stock Incentive Plan, as amended from time to time.

            2.30 "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to the restrictions under Section VII.

            2.31 "Restriction Period" has the meaning set forth in Section 7.3 with respect to Restricted Stock.

            2.32 "Retirement" means a Termination of Employment or Termination of Consultancy without Cause by a Participant on or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.

            2.33 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

            2.34 "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury Regulations promulgated thereunder.

            2.35 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

            2.36 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Section VI or to Non-Employee Directors under Section XI.

            2.37 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

            2.38 "Ten Percent Shareholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

            2.39 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as the case may be.

            2.40 "Termination of Consultancy" means (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, unless otherwise determined by the Committee, in its sole discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

            2.41 "Termination of Directorship" means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the date he ceased to be a director of the Company and becomes an Eligible Employee or Consultant shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

            2.42 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or
(b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

            2.43 "Transfer" means (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of (including the issuance of equity in a Person), whether for value or no value and whether voluntarily or involuntarily (including by operation of law. "Transferred", "Tranferrable" and "Transferability" shall have a correlative meaning.

                                  SECTION III.

                                 ADMINISTRATION

            3.1 Committee. The Plan shall be administered and interpreted by the Committee.

            3.2 Grants of Awards. The Committee shall have full authority to grant Stock Options and Restricted Stock to Eligible Employees and Consultants and the Board shall have full authority to grant Stock Options to Non-Employee Directors pursuant to the terms of this Plan. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee (and, the Board, with respect to Non-Employee Directors) shall have the authority:

                  (a) to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;

                  (b) to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees or Consultants;

                  (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                  (e) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under
      Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, under Section 11.3(d);

                  (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options or to purchase Awards under this Plan (including shares of Common Stock);

                        (g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option or whether an Award is intended to satisfy Section 162(m) of the Code;

                        (h) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or vesting of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;

                        (i) to modify, extend or renew an Award, subject to
      Section X herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

                        (j) to offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made.

            3.3 Guidelines. Subject to Section X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, foreign jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such foreign jurisdictions. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and with regard to Options and certain other Awards, the applicable provisions of
Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith.

            3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the sole discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

            3.5 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

            3.6 Designation of Consultants/Liability.

                  (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.

                  (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

            3.7 Indemnification. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person or any independent contractual right of indemnification, each officer or former officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such officer's, former officer's, member's, or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

                                   SECTION IV.

                           SHARE AND OTHER LIMITATIONS

            4.1 Shares.

                  (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted under this Plan shall not shall not exceed 3,000,0000 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to Awards. The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Stock Option granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option shall again be available for the purposes of Awards under this Plan. If any shares of Restricted Stock awarded under this Plan to a Participant are forfeited, repurchased, terminated or canceled by the Company for any reason the number of forfeited, repurchased, terminated or canceled shares of Restricted Stock shall again be available for the purposes of Awards under this Plan. In addition, in determining the number of shares of Common Stock available for Awards other than Awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for payment of the exercise price, or for payment of withholding taxes, or if the number shares of Common Stock otherwise deliverable has been reduced for payment of the exercise price or for payment of withholding taxes, the number of shares of Common Stock exchanged as payment in connection with the exercise or for withholding or reduced shall again be available for purposes of Awards under this Plan.

                  (b) Individual Participant Limitations. The maximum number of shares of Common Stock subject to any Award of Stock Options or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 7.3 herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 1,000,000 shares per type of Award (subject to any increase or decrease pursuant to Section 4.2).

                  1. There are no annual individual Eligible Employee or
            Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with
            Section 7.3(a)(ii) hereof.


a                                      -10-

                  2. The individual Participant limitations set forth in this
            Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.

            4.2 Changes.

                  (a) The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize 1. any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, 2. any merger or consolidation of the Company or any Affiliate, 3. any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, 4. any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

                  (b) Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

                  (c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

                  (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

            4.3 Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

                                   SECTION V.

                                   ELIGIBILITY

            5.1 General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options and Restricted Stock. Eligibility for Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

            5.2 Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

            5.3 Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options in accordance with Article XI of the Plan.

                                   SECTION VI.

                                  STOCK OPTIONS

            6.1 Stock Options. Each Stock Option granted hereunder shall be one of two types: 1. an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or 2. a Non-Qualified Stock Option.

            6.2 Grants. Subject to the provisions of Section V, the Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Subject to the provisions of Section 6.3(e) below, to the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

            6.3 Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common Stock subject to an Incentive Stock Option or a Stock Option intended to be "performance-based" for purposes of Section 162(m) of the Code shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock. The exercise price per share of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee.

                  (b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years.

                  (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

            Unless otherwise determined by the Committee at grant, the grant shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, (iii) in the event the Participant engages in Detrimental Activity, the Company shall be entitled to receive from the Participant at any time within one year after such exercise, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter). If, at any time, the provisions of this paragraph shall be deemed unenforceable under applicable law, the Stock Option shall be immediately canceled, retroactively or prospectively. The foregoing provisions described in (i), (ii) and (iii) shall cease to apply upon a Change in Control.

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Committee specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Committee authorizes, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker approved by the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for and the conditions of
      Section 13.5 are satisfied.

                  (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company.

                  (f) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower exercise price be substituted for a surrendered Stock Option, provided that the foregoing shall not apply to adjustments or substitutions made in accordance with Section 4.2 hereof.

                  (g) Deferred Delivery of Common Shares. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

                  (h) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to the provisions of Section VII and treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

                  (i) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Stock Options are granted as the number of Stock Options exercised, shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

                                  SECTION VII.

                                RESTRICTED STOCK

            7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

      Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct (at any time within two years thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.

      The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.

            7.2 Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

                  (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

                  (b) Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

                  (c) Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

            "The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Win-Gate Equity Group, Inc. (the "Company") Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated ____________. Copies of such Plan and Agreement are on file at the principal office of the Company."

                  (d) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

            7.3 Restrictions and Conditions on Restricted Stock Awards. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article VIII and the following restrictions and conditions:

                  (a) Restriction Period; Vesting and Acceleration of Vesting. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 7.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

                        (i) Objective Performance Goals, Formulae or Standards.
            If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

                  (b) Rights as Shareholder. Except as provided in this subparagraph (b) and subparagraph (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

                  (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law or other limitations imposed by the Committee.

                                  SECTION VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                       EMPLOYMENT/CONSULTANCY/DIRECTORSHIP

            8.1 Non-Transferability. Except as otherwise specifically provided herein, no Stock Option or Common Stock acquired pursuant to the exercise of a Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Except as otherwise specifically provided herein, shares of Restricted Stock under Section VII or Common Stock issued on account of such shares of Restricted Stock may not be Transferred prior to the date on which such shares are issued, or if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award except as otherwise specifically provided herein, shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option (other than a Non-Qualified Stock Option granted to a Non-Employee Director) that is otherwise not Transferable pursuant to this Section 8.1 is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence
(i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the Stock Option agreement.

            8.2 Termination of Employment and Termination of Consultancy. The following rules apply with regard to the Termination of a Participant. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                  (a) Rules Applicable to Stock Options. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:

                        (1) Termination by Reason of Death, Disability or
            Retirement. If a Participant's Termination is by reason of death, Disability or Retirement, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of the Participant's Termination, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

                        (2) Involuntary Termination Without Cause. If a
            Participant's Termination is by involuntary termination without Cause, all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

                        (3) Voluntary Termination. If a Participant's
            Termination is voluntary (other than a voluntary termination described in Section 8.2(a)(iv)(B) below) all Stock Options held by such Participant may be exercised, to the extent exercisable at the time of a Participant's Termination, by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated terms of such Stock Options.

                        (4) Termination for Cause. If a Participant's
            Termination (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination for Cause, all Stock Options, even if vested, held by such Participant shall thereupon terminate and expire as of the date of such Termination.

                        (5) Unvested Stock Options. Stock Options that are not
            vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

                  (b) Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

                                   SECTION IX.

                          CHANGE IN CONTROL PROVISIONS

            9.1 Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

                  (a) Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), (i) Awards granted and not previously exercisable shall become exercisable upon a Change in Control and (ii) restrictions to which any shares of Restricted Stock granted prior to the Change in Control are subject shall lapse upon a Change in Control.

                  (b) In the event Section 4.2(d) of the Plan becomes applicable, the Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 9.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market

      Value per share of Common Stock at any time during the 60 day period preceding a Change in Control.

                  (c) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, a Participant's Stock Options granted and not previously exercisable shall become fully exercisable and vested upon a Change in Control if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall not be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control. A Stock Option shall not be Alternative Option unless the Committee determines, in good faith, that it meets the following criteria:

                        (1) the Alternative Option must be based on stock which
            is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;

                        (2) the Alternative Option must provide such Participant
            with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule; and

                        (3) the Alternative Option must have economic value
            substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control).

      For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation ss. 1.425-1 (and any amendments thereto).

                  (d) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Award or accelerated lapsing of restrictions on shares of Restricted Stock at any time.

                  (e) If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then the acceleration of exercisability, vesting or lapse of the applicable Restriction Period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.

            9.2 Change in Control. A "Change in Control" shall be deemed to have occurred:

                  (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if any person becomes the beneficial owner of such securities but does not become entitled to the voting power of such securities, such person's acquisition of such securities shall not constitute a Change in Control of the Company;

                  (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this Section or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                  (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

                  (d) upon the shareholders of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                   SECTION X.

                        TERMINATION OR AMENDMENT OF PLAN

      Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section XIII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, solely to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m), or, solely to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (iii) change the classification of employees, Consultants or Non-Employee Directors eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option; (v) extend the maximum Stock Option period under Section 6.3; or (vi) materially alter the Performance Criteria for the Award of Restricted Stock as set forth in Exhibit
A. In no event may this Plan be amended without the approval of the shareholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option, or to make any other amendment that would require shareholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

      The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

                                   SECTION XI.

                  STOCK OPTION GRANT FOR NON-EMPLOYEE DIRECTORS

            11.1 Stock Options. The terms of this Article XI shall apply only to Stock Options granted to Non-Employee Directors.

            11.2 Grants for Non-Employee Directors. Without further action by the Board or the shareholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted Stock Options to purchase 50,000 shares of Common Stock as of the later of (i) the date the Non-Employee Director begins service as a Non-Employee Director or
(ii) the Effective Date.

            11.3 Terms of Stock Options. Stock Options granted under this
Section XI shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (a) Exercise Price. The exercise price per share of Common Stock shall be determined by the Board but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant.

                  (b) Stock Option Term. The term of each Stock Option granted under this Article XI shall be 10 years.

                  (c) Exercisability. Stock Options granted under this Section XI shall be 50% vested and exercisable on the date such Stock Option is granted and 50% vested and exercisable on the first anniversary of the date of grant (the "Vesting Date").

                  (d) Method of Exercise. Subject to whatever installment exercise and waiting period and vesting provisions apply under subparagraph (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Board specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, and the Board authorizes, through a "cashless exercise" procedure whereby the Non-Employee Director delivers irrevocable instructions to a broker approved by the Board to deliver promptly to the Company an amount equal to the exercise price; or (iii) on such other terms and conditions as may be acceptable to the Board (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant for a period of at least six months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Board). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

                  5. Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Board, and the Board may modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Non-Employee Director are not reduced without his or her consent).

            11.4 Termination of Directorship. The following rules apply with regard to Options upon a Termination of Directorship:

                  (a) Termination of Directorship. Except as otherwise provided herein, upon the Termination of Directorship for any reason, all outstanding Stock Options then exercisable and not exercised by the Non-Employee Director prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Non-Employee Director, or, in the case of death, by the Non-Employee Director's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, for a three (3) year period commencing on the date of the Termination of Directorship, provided that such three (3) year period shall not extend beyond the stated term of such Stock Options.

                  (b) Cancellation of Stock Options. Except as otherwise provided herein, no Stock Options that were not exercisable during the period such person serves as a Director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship.

            11.5 Acceleration of Exercisability.

                  (a) Death or Disability. All Stock Options granted to Non-Employee Directors under this Article XI and not previously exercisable shall become fully exercisable immediately upon a Termination of Directorship due to a Non-Employee Director's death or Disability.

                  (b) Change in Control. All Stock Options granted to Non-Employee Directors under this Article XI and not previously exercisable shall become fully exercisable immediately upon a Change in Control.

            11.6 Changes. The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 11.6, but shall not be subject to Section 4.2(d) of the Plan.

            11.7 Amendment. The provisions of this Article XI shall not be amended more than once in any six month period, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or other applicable federal or state law.

                                  SECTION XII.

                                  UNFUNDED PLAN

      This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

                                  SECTION XIII.

                               GENERAL PROVISIONS

            13.1 Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

            All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Each certificate for shares of Common Stock delivered under this Plan shall include a legend substantially in the following form:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144). UNLESS WAIVED BY THE ISSUER, THE ISSUER SHALL BE FURNISHED WITH AN OPINION OF COUNSEL OPINING AS TO THE AVAILABILITY OF EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION AS A PRECONDITION TO ANY SUCH TRANSFER

            13.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. In the event of any conflict between the provisions of this Plan and any agreement (including any Stock Option agreement) approved by the Board or the Committee, between the Company and any Eligible Employee, Consultant or Non-Employee Director, the provisions of such agreement shall govern.

            13.3 No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or Non- Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment or consultancy at any time.

            13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

      Any statutorily required withholding obligation with regard to any Eligible Employee may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.


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

            13.5 Listing and Other Conditions.

                  (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.

                  (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

                        (1) Upon termination of any period of suspension under this Section 13.5, an Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.

                        (2) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

            13.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

            13.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with the applicable requirements of Rule 16b-3; however, noncompliance with Rule 16b-3 shall have no impact on the effectiveness of an Award under this Plan.

            13.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

            13.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

            13.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

            13.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.

            13.12 Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

            13.13 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

            13.14 Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

            13.15 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

            13.16 Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

                                  SECTION XIV.

                             EFFECTIVE DATE OF PLAN

      The Plan shall become effective upon adoption by the Board, subject to the approval of this Plan by the shareholders of the Company in accordance with the requirements of the laws of the State of Florida, or such later date as provided in the adopting resolution.

                                   SECTION XV.

                                  TERM OF PLAN

      No Award shall be granted pursuant to this Plan on or after the tenth anniversary of the earlier of the date this Plan is adopted or the date of shareholder approval, but Awards granted prior to such tenth anniversary may, and the Committee's authority to administer the terms of such Stock Options shall, extend beyond that date.

                                    EXHIBIT A

                              PERFORMANCE CRITERIA

            Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units and/or Performance Shares shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation of real estate investments or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on shareholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in the fair market value of the shares of the Company's common stock; (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends; and (xi) reducing costs of the Company, as evidenced by meeting or reducing budgeted expenses established by the Company. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board.

      In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for shareholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.